SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to
Section 14(a) of the
Securities Exchange Act of 1934

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UBS SEQUOIA FUND, L.L.C.

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UBS SEQUOIA FUND, L.L.C.
1285 Avenue of the Americas
New York, New York 10019

_______, 2004

Dear Member:

          On behalf of the Board of Directors of UBS Sequoia Fund, L.L.C. (the "Fund"), we are pleased to invite you to attend a Special Meeting of Members of the Fund (the "Meeting"), to be held at ______ a.m. (New York time) on ________, 2004, at the offices of _____________________. The formal notice of the Meeting is included with these materials.

          As you were previously informed, Frontier Performance Advisors, L.P. ("Frontier"), the non-managing member of the Fund's investment adviser (the "Adviser") and whose employees manage the Fund's portfolio under the oversight of UBS Fund Advisor, L.L.C. ("UBSFA"), the managing member of the Adviser, has informed the Fund that it no longer wishes to manage hedge fund assets. Consequently, Frontier will withdraw as a non-managing member of the Adviser. However, Frontier has agreed to continue its services for a period of time as the Adviser seeks its replacement.

           After conducting its search process, the Adviser has selected a proposed replacement for Frontier, Paradigm Capital Management, Inc. ("Paradigm"), which intends to become a non-managing member of the Adviser (the "Admission") and whose employees it intends to have manage the Fund's portfolio. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Admission might be deemed to result in the automatic termination of the existing Investment Advisory Agreement between the Adviser and the Fund (the "Existing Agreement"). To provide continuity in investment advisory services to the Fund, we urge you to review the enclosed proxy statement. In the proxy statement, you are asked to approve an Amended and Restated Investment Advisory Agreement (the "Amended Agreement"), which will permit the Adviser to continue to provide investment advice to the Fund.

          As a consequence of the Admission, the Fund's investment approach will change. In contrast to Frontier's investment approach, Paradigm tends to focus its investments in smaller-capitalization issues, with some investments in mid-cap companies, as more fully described in the proxy statement that follows. The Adviser will remain the Fund's investment adviser, and all terms of its relationship with the Fund will remain the same. Accordingly, your interest in the Fund, your capital account, any loss recovery account and the fees and incentive allocation payable to the Adviser, will not change as a result of the Admission. The only changes being made to the Amended Agreement are to change the date of the agreement, the duration of the initial term, and the names (but not the identities) of the entities contained therein. The Amended Agreement is otherwise identical to the Existing Agreement currently in place between the Fund and the Adviser.

          The Fund's Board of Directors voted unanimously in favor of the Amended Agreement and recommends that you vote "For" it. Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning the enclosed proxy card in the prepaid envelope. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

          In addition, the Board of Directors desires to elect two additional Directors, one of whom will not be an "interested person," and one of whom will be an "interested person," of the Fund within the meaning of the 1940 Act. In the proxy statement, you are asked to elect the proposed nominees as members of the Board of Directors, to serve until their respective successors have been duly elected and qualified.

          To help you, we have attached the following questions and answers regarding the proposals. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

           Thank you for your confidence and support.

           Please feel free to call [PFPC Inc., at [1-888-520-3277]] to answer any questions you may have regarding the voting of your Fund interests, and please feel free to call us at 1-800-___-____ to answer any questions regarding the transaction or other matters.

Sincerely, ________________________

Questions and Answers

Why is the Fund holding a Special Meeting of Members?

Frontier Performance Advisors, L.P. ("Frontier"), whose employees manage the Fund's portfolio, has informed the Fund that it no longer wishes to manage hedge fund assets. Consequently, Frontier will withdraw as a non-managing member of the Fund's investment adviser (the "Adviser"). However, Frontier has agreed to continue its services for a period of time as the Adviser seeks its replacement.

After conducting its search process, the Adviser has selected a proposed replacement for Frontier, Paradigm Capital Management, Inc. ("Paradigm"), which intends to become a non-managing member of the Adviser (the "Admission") and whose employees it intends to have manage the Fund's portfolio under the oversight of UBS Fund Advisor, L.L.C. ("UBSFA"), the managing member of the Adviser. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Admission might be deemed to result in the automatic termination of the existing Investment Advisory Agreement between the Adviser and the Fund. To provide continuity in investment advisory services to the Fund, Members are being asked to approve an Amended and Restated Investment Advisory Agreement (the "Amended Agreement").

In addition, the Board of Directors desires to elect two nominees as additional Directors, one of whom would not be an "interested person," and one of whom would be an "interested person," of the Fund within the meaning of the 1940 Act. Members are being asked to elect these nominees as Directors of the Fund.

How will the admission of Paradigm as a non-managing member of the Adviser affect me as a member of the Fund?

To date, the Fund's portfolio has been managed by employees of Frontier under the oversight of UBSFA. After the Admission, the Fund's portfolio will be managed by employees of Paradigm under the oversight of UBSFA. Organized in 1993, Paradigm is an investment manager that employs a long/short equity strategy and pursues a disciplined research process which develops proprietary earnings models through which it seeks to identify both under- and overvalued investment ideas. Paradigm is valuation-sensitive and generally has emphasized the retail/consumer, technology and healthcare industry sectors, although it may focus on different, or additional, sectors from time to time. Paradigm's portfolio may, but is not required to, have a long bias.

In contrast to Frontier's investment approach, Paradigm tends to focus its investments in smaller-capitalization issues, with some investments in mid-cap companies. Paradigm has a broader short-selling strategy than Frontier, and in addition to selling short companies with what it believes are deteriorating fundamentals or valuations, Paradigm may short companies in deteriorating industries, with expected earnings shortfalls, or with excessive valuations relative to certain financial metrics. Paradigm may invest in equity securities without regard to market capitalization. There can be no assurance that Paradigm will engage in short sales.

Your interest in the Fund, your capital account, any loss recovery account and the fees and incentive allocation payable to the Adviser will not change as a result of the Admission. Moreover, the Adviser will remain the investment adviser of the Fund.

How does the Board of Directors recommend that I vote?

After careful consideration, the Fund's Board of Directors has voted unanimously in favor of the Amended Agreement, and recommends that you vote "For" it on the enclosed proxy card.

As previously disclosed, M. Cabell Woodward, Jr., a Director who is not an "interested person" of the Fund within the meaning of the 1940 Act, will be retiring from the Board of Directors. The nominee who is not an "interested person" of the Fund will fill the vacancy left after Mr. Woodward's retirement. In addition, the Board of Directors believes that having an "interested person" of the Fund on the Fund's Board will provide substantial benefits, including knowledge of the day-to-day operations of the Fund, which may be called upon during Board meetings. Accordingly, Fund management recommends that you vote "For" the election of each nominee described in the Proxy Statement on the enclosed proxy card.

Whom do I call if I have questions?

If you have any questions, please feel free to call [PFPC Inc., at [1-888-520-3277]] to answer any questions you may have regarding the voting of your membership interests, and please feel free to call us at 1-800-___-____to answer any questions regarding the foregoing or other matters.

PLEASE VOTE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY INTERESTS YOU OWN

UBS SEQUOIA FUND, L.L.C.
1285 Avenue of the Americas
New York, New York 10019

______________________________________________________

NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON _____, 2004

______________________________________________________

           Notice is hereby given that a Special Meeting of Members (the "Meeting") of UBS Sequoia Fund, L.L.C. (the "Fund"), a Delaware limited liability company, will be held at ______________, on _______, 2004, at _____a.m. (New York time), for the following purposes:

1.	To approve the Amended and Restated Investment Advisory Agreement between the Fund and UBS Redwood/Sequoia Management, L.L.C., as investment adviser;

2.	To elect two persons to serve as members of the Board of Directors of the Fund until their respective successors have been duly elected and qualified; and

3.	To transact such other business as may properly come before the Meeting and any adjournment thereof.

          The close of business on April 1, 2004 has been fixed as the record date for the determination of Members entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

By Order of the Board of Directors /s/ ______________

________, 2004
New York, New York

PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

Each Member may think its vote is not important. The meeting of Members will have to be adjourned without conducting any business if less than a quorum is represented. In that event, the Fund would continue to solicit votes in an attempt to achieve a quorum. Your vote could be critical to enable the Fund to hold the Meeting as scheduled.

UBS SEQUOIA FUND, L.L.C.
1285 Avenue of the Americas
New York, New York 10019

______________________________________________________

PROXY STATEMENT

SPECIAL MEETING OF MEMBERS TO BE HELD ON
___________, 2004

______________________________________________________

          This Proxy Statement is being furnished to members of record ("Members") of UBS Sequoia Fund, L.L.C. (the "Fund") in connection with a solicitation of proxies by the Board of Directors of the Fund to be voted at the Special Meeting of Members of the Fund (the "Meeting") to be held on ________, 2004 at _____ a.m. (New York time), at _______________, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members.

           Members of record at the close of business on April 1, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each Member shall be entitled to cast a number of votes equivalent to such Member's fund percentage as of the Record Date. As provided in the Fund's Limited Liability Company Agreement dated July 27, 2000, as amended as of November 1, 2002, a fund percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The fund percentage of each Member was most recently established as of March 1, 2004, and was determined by dividing the balance of the Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the capital accounts of all of the Members as of that date. At the close of business on the Record Date, the total capital accounts of all Members was approximately $107,060,820 as of March 1, 2004].

          In addition to soliciting proxies by mail, officers of UBS Fund Advisor, L.L.C. ("UBSFA"), the managing member of the Fund's investment adviser (the "Adviser"), and officers and employees of the Fund's administrator, PFPC Inc., may solicit proxies by telephone, telegraph or in person, [without special compensation].

          The first purpose of the Meeting is to permit the Members to consider the approval of an Amended and Restated Investment Advisory Agreement (the "Amended Agreement") that will authorize the Adviser to continue to provide investment advice to the Fund upon the admission of Paradigm Capital Management, Inc. ("Paradigm") as a non-managing member of the Adviser (the "Admission").

           Pursuant to the Investment Company Act of 1940, as amended, (the "1940 Act"), the Admission might be deemed to result in the automatic termination of the existing Investment Advisory Agreement between the Adviser and the Fund (the "Existing Agreement"). To provide continuity in investment advisory services to the Fund by the Adviser, Members are being asked to approve the Amended Agreement ("Proposal 1").

          The second purpose of the Meeting is to permit the Members to elect two persons to serve as members of the Fund's Board of Directors, one of whom will be an "interested person" of the Fund within the meaning of the 1940 Act, and one of whom will not be an "interested person" of the Fund ("Proposal 2" and, collectively with Proposal 1, the "Proposals").

          All properly executed proxies received before the Meeting will be voted at the Meeting or any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted: (i) "For" Proposal 1; and (ii) "For" each nominee for Director in Proposal 2. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. In addition, any Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information."

           Proxy materials will first be mailed to Members of record on or about ________, 2004. The principal executive offices of the Fund are located at 1285 Avenue of the Americas, New York, New York 10019. Copies of the Fund's most recent annual report are available upon request, without charge, by writing to the Fund at its principal executive offices or by calling toll-free 1-800-___-____.

PRINCIPAL HOLDERS

          None of the Directors holds any outstanding interests in the Fund. Members of Fund management owning any interests in the Fund as of the Record Date, and Members known by the Fund to own of record or beneficially 5% or more of the outstanding interests in the Fund as of the Record Date are identified in Schedule A to this Proxy Statement. As of the Record Date, the Adviser and its affiliates owned beneficially, as Members, in the aggregate 0.9% of the outstanding interests in the Fund.

THE PROPOSALS

Proposal 1: To Approve the Amended Agreement

           Introduction

          The Fund and the Adviser entered into the Existing Agreement on September 10, 2002. Pursuant to the terms of the Existing Agreement, the Adviser manages the assets, liabilities and day-to-day business and affairs of the Fund.

          The Adviser is a Delaware limited liability company of which UBSFA acts as the managing member. Currently, Frontier Performance Advisors, L.P. ("Frontier") is a non-managing member of the Adviser, and is responsible for supplying the personnel who manage the Fund's portfolio under the oversight of UBSFA. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and it has provided investment advice to the Fund since the commencement of the Fund's operations.

           Frontier has informed the Fund that it no longer wishes to manage hedge fund assets. Consequently, Frontier will withdraw as a non-managing member of the Adviser. However, Frontier has agreed to continue its services for a period of time as the Adviser seeks its replacement. After conducting its search process, the Adviser has selected a proposed replacement for Frontier, Paradigm, which intends to become a non-managing member of the Adviser and whose employees it intends to have manage the Fund's portfolio under the oversight of UBSFA.

           1940 Act Requirements

          As required by the 1940 Act, the Existing Agreement automatically terminates upon the occurrence of an "assignment." Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. The Admission might be deemed to result in the automatic termination of the Existing Agreement between the Adviser and the Fund. To provide continuity in investment advisory services to the Fund, Members are asked to approve the Amended Agreement.

          If approved by the Members, the Amended Agreement will remain in effect for a term of two years. The Amended Agreement will continue in effect thereafter for successive periods of one year if and so long as such continuance is specifically approved annually by (a) a majority of the members of the Fund's Board of Directors or (b) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined by the 1940 Act) (the "Independent Directors") by vote cast in person at a meeting called for the purpose of voting on such approval.

          At a meeting held on March 11, 2004, the Fund's Directors, including a majority of the Independent Directors, approved the Amended Agreement and directed that it be submitted to the Members for approval at the Meeting. The only changes being made to the Amended Agreement are to change the date of the agreement, the duration of the initial term, and the names (but not the identities) of the entities contained therein. A copy of the proposed Amended Agreement is contained in Exhibit A to this proxy statement, and is identical to the Existing Agreement, except for the changes marked therein.

          At their meeting, the Directors, including a majority of Independent Directors, also approved a new Sub-Administration Agreement between the Fund and Paradigm. The new agreement will permit Paradigm to provide, and permit the Fund to receive, the same services under those agreements as are now provided to the Fund by Frontier, after the Admission. This agreement is not subject to approval by the Members.

           The Adviser

          The Adviser is located at 1285 Avenue of the Americas, New York, New York 10019. The Adviser manages the Fund's investments, subject to the supervision of the Board. The Adviser is a joint venture between UBSFA, Frontier and Frontier Capital Management Company, LLC, who currently are its sole members. Under the terms of the Limited Liability Company Agreement governing the Adviser (the "Adviser LLC Agreement"), Frontier provides the use of its employees to the extent reasonably required by the Adviser in order for the Adviser to provide investment advisory services to the Fund, under the oversight of UBSFA. UBSFA is located at 1285 Avenue of the Americas, New York, New York 10019. Frontier is located at 99 Summer Street, Boston, Massachusetts 02110. UBSFA is an indirect, wholly-owned subsidiary of UBS Americas Inc., which, in turn, is an indirect, wholly-owned subsidiary of UBS AG. UBS Americas Inc. is located at 677 Washington Boulevard, Stamford, CT 06901. UBS AG is located at Bahnhofstrasse 45, CH-8098, Zurich, Switzerland.

          As described herein, Frontier intends to withdraw as the non-managing member and will no longer make available the personnel providing investment advice to the Fund. Frontier Capital Management Company, LLC, which does not provide any personnel or services to the Fund, also will be withdrawing contemporaneously.

          The Adviser acts as investment adviser to UBS Redwood Fund, L.L.C., an affiliated fund having the same investment objective, and is compensated at the same rate. Contemporaneously with Frontier Capital Management Company, LLC's withdrawal as a non-managing member of the Adviser, UBS Redwood Fund, L.L.C. is being liquidated. As of February 29, 2004, UBS Redwood Fund, L.L.C. had $33,707,535 in interests outstanding.

          The Adviser does not have any directors or officers.

           Information Concerning Paradigm

           Paradigm, organized as a New York corporation in June 1993, provides investment advisory services to institutions and individuals, and, as of December 31, 2003, had approximately $1.1 billion of assets under management. Paradigm is registered as an investment adviser under the Advisers Act.

          The Fund's portfolio will be managed by a team of investment professionals employed by Paradigm, including Candace King Weir. Paradigm is an investment manager that employs a long/short equity strategy and pursues a disciplined research process which develops proprietary earnings models through which it seeks to identify both under- and overvalued investment ideas. Paradigm is valuation-sensitive and generally has emphasized the retail/consumer, technology and healthcare industry sectors, although it may focus on different, or additional, sectors from time to time. Paradigm's portfolio may, but is not required to, have a long bias.

          In contrast to Frontier's investment approach, Paradigm tends to focus its investments in smaller-capitalization issues, with some investments in mid-cap companies. Paradigm has a broader short-selling strategy than Frontier, and in addition to selling short companies with what it believes are deteriorating fundamentals or valuations, Paradigm may short companies in deteriorating industries, with expected earnings shortfalls, or with excessive valuations relative to certain financial metrics. Paradigm may invest in equity securities without regard to market capitalization. There can be no assurance that Paradigm will engage in short sales.

          If for any reason Paradigm is not admitted as a non-managing member of the Adviser, the Existing Agreement will remain in effect in accordance with its terms; however, in such case, the Directors will take such further action as they may deem to be in the best interests of the Fund and its Members, including without limitation the liquidation of the Fund.

           Board Consideration

          When evaluating the Amended Agreement, the Independent Directors reviewed materials furnished by the Adviser and Paradigm, including information regarding each of them, their affiliates and personnel, operations and financial condition. The Independent Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

          The Independent Directors discussed with representatives of Paradigm, its investment approach, research process, personnel, financial condition, experience managing similar portfolios, the performance of those portfolios across market cycles, compliance procedures and awareness of regulatory requirements, among other matters.

          The Independent Directors noted that the formula and rate under which the Adviser is to be compensated has not changed and that the Amended Agreement has not changed materially. They also considered the historical quality of the services provided by the Adviser. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Amended Agreement. During the discussion, they considered the capability of the Adviser, including consideration of the Paradigm personnel, and concluded the Adviser had experience and personnel sufficient to manage the Fund. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that approval of the Amended Agreement was in the best interests of the Fund and its investors.

           Required Vote and Director's Recommendation

           Approval of the Amended Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) Members representing more than 50% in interest of the outstanding interests in the Fund or (2) Members present at the Meeting representing 67% or more in interest of the outstanding interests in the Fund, if Members holding more than 50% in interest of the outstanding interests are represented at the Meeting in person or by proxy. If the Members of the Fund do not approve the Amended Agreement, the Directors will take such further action as they may deem to be in the best interests of the Fund and its Members, including, without limitation, seeking to find another non-managing member or liquidating the Fund.

          The Directors, Including All Independent Directors, Recommend That Members Vote "For" Proposal 1.

           Additional Information

          The Adviser manages the assets, liabilities and day-to-day business and affairs of the Fund and receives a 20% incentive allocation based on the net profits otherwise credited to a Member during each fiscal year, subject to a "high water mark." During the fiscal year ended December 31, 2003, the Adviser earned $71,750 pursuant to the Existing Agreement.

          UBSFA provides administration services to the Fund pursuant to a separate administration agreement. Under the administration agreement, UBSFA generally assists in all aspects of the Fund's operations, other than providing investment advice (subject to the oversight of the Directors). Under the terms of the administration agreement, UBSFA receives a monthly fee that is computed at the annual rate of 1.25% of the value of the Fund's net assets. For the fiscal year ended December 31, 2003, UBSFA earned $744,049 in such administration fees. UBSFA currently retains Frontier to provide administration services to the Fund pursuant to a sub-administration agreement. UBSFA pays Frontier for such services from the fees it receives under the administration agreement. UBSFA will retain Paradigm to provide these administration services, effective after the Admission.

          UBS Financial Services Inc. ("UBS Financial") acts as placement agent pursuant to a placement agency agreement, but is not compensated by the Fund or the Adviser for its services as placement agent. In addition, from time to time the Fund may execute portfolio brokerage transactions through UBS Financial or its affiliates, subject to compliance with the 1940 Act. During the fiscal year ended December 31, 2003, the Fund paid aggregate brokerage commissions of $1,933,897, of which $2,411 was paid to affiliates of the Adviser. The amount paid to affiliates amounted to less than 0.5% of the aggregate brokerage commissions paid by the Fund for transactions involving less than 0.5% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

          PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, also provides administrative services to the Fund pursuant to an administrative, accounting and investor services agreement.

Proposal 2:	To Elect Two Persons to Serve as Members of the Board of Directors of the Fund Until Their Respective Successors Have Been Duly Elected and Qualified.

          At the Meeting, Members will be asked to vote on two nominees to serve as Directors, neither of whom presently is serving as a Director nor has been elected previously as a Director. The nominees are Stephen H. Penman, who will be an Independent Director, and Mitchell A. Tanzman, the Principal Executive Officer of the Fund, who is an "interested person" of the Fund.

          The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote "For" the election of the two nominees named above to serve as Directors. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers.

           Information regarding the nominees, including brief biographical information, is set forth below.

------------------------------ ----------------- -------------------------------- --------------- --------------------------
                                                                                    Number of
                                                                                  Portfolios in      Other Trusteeships/
                                Term of Office                                     Fund Complex     Directorships Held by
Name, Age, Address and          and Length of        Principal Occupation(s)       Overseen by      Nominee Outside Fund
Position(s) with Fund            Time Served           During Past 5 Years           Nominee2              Complex
---------------------           --------------       -----------------------      -------------     ----------------------
----------------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT DIRECTOR NOMINEE
----------------------------------------------------------------------------------------------------------------------------
   Stephen H. Penman (57)            N/A             Professor of Financial             1                   None
 UBS Financial Services Inc.                      Accounting of Graduate School
 1285 Avenue of the Americas                          of Business, Columbia
     New York, NY 10019                                    University
Independent Director Nominee
----------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED DIRECTOR NOMINEE
----------------------------------------------------------------------------------------------------------------------------
  Mitchell A. Tanzman (44)          Term -          Managing Director of UBS            1                   None
 UBS Financial Services Inc.     Indefinite1         Financial Services Inc.
 1285 Avenue of the Americas     Length-since     Alternative Investment Group
     New York, NY 10019           Inception
 Principal Executive Officer
   and Interested Director
           Nominee
------------------------------ ----------------- -------------------------------- --------------- --------------------------
[1]	Mr. Tanzman serves as Principal Executive Officer of 15 of the 37 funds/portfolios in the complex, 22 of which are advised by an affiliate of UBS Financial Services Inc. and 15 of which comprise UBS Financial Services' Alternative Investment Group of Funds.

[2]	Indicates the number of funds/portfolios that would be overseen by the nominee if elected. Of the 37 funds/portfolios in the complex, 22 are advised by an affiliate of UBS Financial Services Inc. and 15 comprise UBS Financial Services' Alternative Investment Group of Funds.

Information about the Fund's Directors and officers is set forth below.

------------------------------ ----------------- -------------------------------- --------------- --------------------------
                                                                                  Number of
                                                                                Portfolios in      Other Trusteeships/
                               Term of Office                                    Fund Complex       Directorships Held
Name, Age, Address and          and Length of        Principal Occupation(s)      Overseen by          by Director
Position(s) with Fund            Time Served           During Past 5 Years          Director1      Outside Fund Complex
----------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
     Meyer Feldberg (61)                                                                                Director of:
 UBS Financial Services Inc.   Term - Indefinite    Dean and Professor of                               Primedia, Inc.
 1285 Avenue of the Americas   Length - since       Management of Graduate            37          Federated Department Stores,
     New York, NY 10019          Inception          School of Business,                                       Inc.
          Director                                  Columbia University                           Revlon, Inc., Select Medical,
                                                                                                     Inc. and SAPPI, Ltd.
------------------------------ ----------------- -------------------------------- --------------- --------------------------
    George W. Gowen (74)
 UBS Financial Services Inc.        Term -
 1285 Avenue of the Americas      Indefinite       Law partner of Dunnington,           37                  None
     New York, NY 10019          Length-since          Bartholow & Miller
          Director                Inception
------------------------------ ----------------- -------------------------------- --------------- --------------------------
M. Cabell Woodward, Jr. (75)2
 UBS Financial Services Inc.        Term--                   Retired                    15                  None
 1285 Avenue of the Americas      Indefinite
     New York, NY 10019          Length--since
          Director                July 2001
------------------------------ ----------------- -------------------------------- --------------- --------------------------
1	Of the 37 funds/portfolios in the complex, 22 are advised by an affiliate of UBS Financial Services Inc. and 15 comprise UBS Financial Services' Alternative Investment Group of Funds.

2	As previously disclosed, Mr. Woodward will be retiring from the Board of Directors.

------------------------------ ----------------- -------------------------------- --------------- --------------------------
                                                                                  Number of
                                                                                Portfolios in      Other Trusteeships/
                               Term of Office                                    Fund Complex       Directorships Held
Name, Age, Address and          and Length of        Principal Occupation(s)      Overseen by          by Director
Position(s) with Fund            Time Served           During Past 5 Years          Director1      Outside Fund Complex
----------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------

     Michael Mascis (36)                           First Vice President of UBS
 UBS Financial Services Inc.        Term--        Financial Services Inc. since
 1285 Avenue of the Americas      Indefinite                July 2002
     New York, NY 10019          Length--since    Prior to July 2002, Partner of        N/A                   N/A
Principal Accounting Officer      July 2002            Arthur Andersen LLP
------------------------------ ----------------- -------------------------------- --------------- --------------------------

   Mark D. Goldstein (39)           Term--
 UBS Financial Services Inc.      Indefinite        Senior Associate General
 1285 Avenue of the Americas     Length--since        Counsel and First Vice
     New York, NY 10019        Commencement of     President of UBS Financial          N/A                   N/A
          Secretary               Operations              Services Inc.
------------------------------ ----------------- -------------------------------- --------------- --------------------------

           Professor Penman is the George O. May Professor and the Morgan Stanley Research Scholar in the Graduate School of Business, Columbia University. He also is the co-director of the Center for Excellence in Accounting and Security Analysis at Columbia Business School. Professor Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago. His research is concerned with the valuation of equity and the role of accounting information in security analysis. He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences. He is managing editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review. Professor Penman was nominated by an Independent Director of the Fund.

          Mr. Tanzman has been a Managing Director of the UBS Financial Services Alternative Investment Group for more than the past five years, and has been the Principal Executive Officer of the Fund since its inception.

           The Directors Recommend That Members Vote "For" each nominee for Director in Proposal 2.

           Board Meetings and Committees.

          The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are Meyer Feldberg, George W. Gowen and M. Cabell Woodward, Jr., constituting all of the Independent Directors of the Fund. Mr. Woodward currently is the Chairman of the Audit Committee. The function of the Audit Committee, pursuant to its adopted written charter (attached hereto as Exhibit B), is (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund's independent auditors and review the independent auditors' qualifications and independence and the performance of the independent auditors. The Audit Committee met five times during the fiscal year ended December 31, 2003. The report of the Audit Committee in respect of the Fund's financial statements for the fiscal year ended December 31, 2003 is attached hereto as Exhibit C.

          The function of the Nominating Committee, pursuant to its adopted written charter (attached hereto as Exhibit D), is to select and nominate persons for election as Directors of the Fund. As more fully disclosed in the attached charter, the Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the attached charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate, and did not meet during the fiscal year ended December 31, 2003, but met twice to date during the current fiscal year to review the nominations of Stephen H. Penman as an Independent Director of the Fund, and Mr. Tanzman as an interested Director of the Fund.

          Each of the Directors and Audit Committee members then serving attended at least 75% of the total number of meetings of the Board and of the Audit Committee, held during the fiscal year ended December 31, 2003. Currently, all of the Directors are not "interested persons" within the meaning of the 1940 Act. If all of the nominees are elected by the Members, that percentage will be 75%.

           Director and Nominee Compensation.

          The following table sets forth certain information regarding the compensation received by the Independent Directors and nominees for the fiscal year ended December 31, 2003 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The Fund is not required to hold annual meetings and, accordingly, has no formal policy regarding Director attendance at such meetings. No compensation is paid by the Fund to Directors who are "interested persons" of the Fund, as defined by the 1940 Act.

                                      Aggregate Compensation          Total Compensation from Fund and Fund Complex
                                  from the Fund for the Fiscal Year                 Paid to Board Members
Name and Position with Fund            Ended December 31, 2003          For the Calendar Year Ended December 31, 2003
---------------------------            -----------------------          ---------------------------------------------

Meyer Feldberg                                  $7,500                                 $200,125 (36)**
Director

George W. Gowen                                 $7,500                                 $174,000 (36)**
Director

M. Cabell Woodward, Jr.                         $7,634                                 $105,125 (14)**
Director

Stephen H. Penman*                               None                                        None
Nominee

Mitchell A. Tanzman*                             None                                        None
Nominee
*	Nominee.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director serves, as of December 31, 2003.

          The Independent Directors are each paid by the Fund an annual retainer of $5,000 and per meeting fees of $500, and $250 in the case of telephonic meetings. In addition, the Chairman of the Audit Committee also receives an additional annual fee of $7,500, split equally among the funds in UBS Financial Services Inc.'s Alternative Investment Group, including the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

           Director and Nominee Membership Interests Ownership Table

          The following table sets forth the dollar range of each Director's and nominee's ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2003.

                                                                       Aggregate Dollar Range of Equity Securities
                                                                                    of All Registered
                                  Dollar Range of Equity Securities           Investment Companies Overseen
       Name of Director                      of the Fund                 by the Director/Nominee in Fund Complex
       ----------------                      -----------                 ---------------------------------------

    Meyer Feldberg                               None                                 Over $100,000
    George W. Gowen                              None                                      None
    M. Cabell Woodward, Jr.                      None                                      None
    Stephen H. Penman*                           None                                      None
    Mitchell A. Tanzman*                         None                                      None

    *  Nominee.

          As of March __, 2004, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

           Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Fund's officers and Directors, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser, and directors and officers of the Adviser ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's interests. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2003 has complied with applicable filing requirements.

           Independent Public Accountants

          E&Y was selected unanimously by the Board of Directors, including each of the Independent Managers, at a meeting held on February 11, 2004, to serve as the independent accountants for the Fund for the fiscal year ending December 31, 2004, and has served in such capacity since the Fund's inception. [Although a representative of E&Y can attend and make a statement at the Meeting if E&Y wishes, no representative is expected to be at the Meeting. However, a representative of E&Y will be available by telephone to respond to appropriate questions.]

          Set forth below are payments to E&Y by the Fund (and in the case of non-audit fees, by the Adviser and its affiliates) for the fiscal years ended December 31, 2002 and December 31, 2003.

                                      Payments to Independent Public Accountants

   Fiscal Year                                                           Fees for All Other
ending December 31   Audit Fees1    Audit-Related Fees2    Tax Fees3         Services4          Non-Audit Fees5
------------------   ----------     ------------------     --------      ------------------     --------------
       2003            $42,000            $4,500            $30,000            $2,000             $1,200,000
       2002            $40,000            $4,000            $31,000             None              $1,700,000
[1]	"Audit fees," requiring pre-approval by the Audit Committee, are for the audit of the Fund's annual financial statements and services that ordinarily are provided by E&Y in connection with statutory and regulatory filings or engagements for a fiscal year.

[2]	"Audit-related fees," requiring pre-approval by the Audit Committee, are for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Fund's financial statements, and principally include fees associated with reading and providing comments on semi-annual reports. For the fiscal years ended December 31, 2003 and December 31, 2002, no audit-related fees for services rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (collectively, "Service Affiliates") required pre-approval by the Audit Committee.

[3]	"Tax fees," requiring pre-approval by the Audit Committee, are for professional services rendered by E&Y for tax compliance, tax advice, and tax planning. The tax fees for the fiscal year ending December 31, 2003 also include assisting Fund management in the preparation of tax estimates. For the fiscal years ended December 31, 2003 and December 31, 2002, no tax fees for services rendered to Service Affiliates required pre-approval by the Audit Committee.

[4]	"Fees for all other services," requiring pre-approval by the Audit Committee, include fees for products and administrative services provided by E&Y, other than for audits, audit-related services and tax-related services, including fees associated with preparing the K-1‘s for the fiscal year ending December 31, 2003 for mailing. For the fiscal years ended December 31, 2003 and December 31, 2002, no fees for all other services rendered to Service Affiliates required pre-approval by the Audit Committee.

[5]	Non-audit fees are for services rendered to the Fund and Service Affiliates, other than the foregoing.

          The Audit Committee has established policies (the "Policy") for pre-approval (within specified fee limits) of E&Y's engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Other matters are pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y's independence. Pre-approvals pursuant to the Policy are considered annually. All of the foregoing services requiring pre-approval were pre-approved by the Audit Committee. In connection with selecting E&Y to serve as the independent public accountants of the Fund, the Audit Committee considered whether the provision to the Fund of non-audit services that did not require pre-approval by the Audit Committee was compatible with maintaining E&Y's independence and concluded that it was compatible.

           Voting Information

          A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the total number of votes eligible to be cast by all Members as of the Record Date. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, if it represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the interests in the Fund represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. For this reason, abstentions will have the effect of an "Against" vote for purposes of obtaining the requisite approval of the Proposals.

          If a quorum is not present at the Meeting, the Adviser may adjourn the Meeting to permit further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the nature of the Proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Members with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the interests in the Fund that are represented at the Meeting in person or by proxy. If a quorum is present and an adjournment proposed, the persons named as proxies will vote those proxies which they are entitled to vote "For" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "Against" the Proposal against such adjournment.

           Other Matters

          The Directors are not aware of any other matters which may come before the Meeting. However, should any such matters with respect to the Fund properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

           Proxies may be solicited personally by regular employees of affiliates of the Adviser or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. [In addition, the Fund has retained PFPC Inc. to assist in the solicitation of the proxy vote by telephone, telegraph or in person, without special compensation.]

           Expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, and (iii) reimbursing brokerage houses, banks and other fiduciaries. These expenses will be borne by the Fund. If you have any questions or need assistance in voting, please contact PFPC Inc. at its toll free number, [1-888-520-3277].

           Unless otherwise required under the 1940 Act, ordinarily it is not necessary for the Fund to hold annual meetings of Members. As a result, the Members will not consider each year the election of Directors or the appointment of auditors. However, the Directors will call a meeting of Members for the purpose of electing Directors if, at any time, less than a majority of the Members then holding office have been elected by Members. Under the 1940 Act, Members of record of not less than two-thirds of the Fund's interests may remove Directors through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Directors will call a meeting of Members for the purpose of voting upon the question of removal of any Directors when requested in writing to do so by Members holding 25% or more of the number of votes eligible to be cast by all Members.

           Members who wish to communicate with the Board or any individual Director should write the Fund to the attention of [_______________], c/o UBS Sequoia Fund, L.L.C., 1285 Avenue of the Americas, New York, New York 10019. The letter should indicate that you are a Member. If the communication is intended for a specific Director (and so indicates), it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to Nora M. Jordan, Esq., counsel to the Independent Directors, for further distribution to the Directors as deemed appropriate.

           Deadline for Submission of Proposals for Subsequent Meetings

           Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for subsequent meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member's proposals must be presented a reasonable time before the proxy materials for a subsequent meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for a subsequent meeting should submit such proposal to the Fund at 1285 Avenue of the Americas, New York, New York 10019.

           It is important that proxies are returned promptly. Therefore, Members who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope.

           Dated: _________, 2004

Schedule A

Members Known by the Fund to Own of Record or Beneficially 5% or More of the
Outstanding Interests in the Fund as of February 29, 2004

1.     Smithfield Foods, Master Trust 9.83%

Exhibit A

Amended and Restated Investment Advisory Agreement

AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

           AGREEMENT made as of March 11, 2004 between UBS SEQUOIA FUND, L.L.C., a Delaware limited liability company (the "Fund"), and UBS REDWOOD/SEQUOIA MANAGEMENT, L.L.C. (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

           WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company and desires to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to furnish these services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.	Duties as Investment Adviser.

          (a) Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(3)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to the Fund's investors (the "Members") with respect to repurchases of interests in the Fund ("Interests") and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

(4)	to call and conduct meetings of Members at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(5)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(6)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management to the Fund at the expense of the Adviser and to terminate such services;

(7)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(8)	if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their principals, directors, officers, members, employees and agents; and

(9)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Members or person.

          (b) The Adviser, in its discretion, may use brokers who provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

          (c) The Fund hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser.

          3. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

          4. Expenses.

          (a) During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

(3)	the costs and expenses of holding any meetings of any Members that are regularly scheduled, permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), the 1940 Act or other applicable law;

(4)	the fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser or its affiliates, UBS Fund Advisor, L.L.C. in its administrative capacity ("UBSAdmin") or the Directors;

(6)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(7)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(8)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(9)	the fees of custodians and other persons providing administrative services to the Fund; and

(10)	such other types of expenses as may be approved from time to time by the Board.

          (b) The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

          5. Compensation. In consideration for the provision by the Adviser of its services hereunder, the Adviser shall be entitled to be the Special Advisory Member of the Fund pursuant to the terms of the LLC Agreement and to receive an incentive allocation in accordance with the terms and conditions of Section 5.8 of the LLC Agreement.

          6. Duration and Termination.

          (a) This Agreement will become effective on the later of the date on which it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund.

          (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date determined as provided in clause (a) above. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

          (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

          7. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          8. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

          9. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

           IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

UBS REDWOOD/SEQUOIA MANAGEMENT, L.L.C. By: UBS SEQUOIA FUND, L.L.C. By:

Exhibit B

CHARTER OF AUDIT COMMITTEE
FOR
UBS FINANCIAL SERVICES INC. REGISTERED INVESTMENT COMPANIES

Adopted September 9, 2003

Revised November 11, 2003

          The Board of Directors (the "Board") of the UBS Financial Services Inc. Alternative Investment Group registered investment companies (the "Funds" and each a "Fund") has established the Audit Committee (the "Committee") of the Board. This Charter sets forth the structure, duties, powers and methods of operation of the Committee.

1.	Purposes. The purposes of the Committee are:

(a)	to oversee the accounting and financial reporting processes of the Fund and its internal controls (including both internal control over financial reporting and disclosure controls and procedures) and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and

(e)	to act as a liaison between the Fund's independent auditors and the Board. The independent auditors of the Fund shall report directly to the Committee.

2.	Membership. The Committee shall consist of at least two members of the Board, appointed by the Board. The Board may replace members of the Committee for any reason.

No member of the Committee shall be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except for compensation for service as a member of the Board. Directors meeting these requirements are referred to as "Independent Directors". Each member shall be financially literate.

The Board shall determine annually whether any member of the Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR ("ACFE").

3.	Duties and Powers. To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to recommend the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to the Independent Directors the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)	to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by or under common control with the Fund's investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, and to consider the controls applied by the auditors and any measures taken by management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(c)	to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide audit or non-audit services to the Fund and to provide non-audit services to the Fund's investment adviser or adviser affiliate;

(d)	to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, is compatible with maintaining the auditor's independence;

(e)	to review the arrangements for and scope of the annual audit and any special audits;

(f)	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(g)	to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

(h)	to consider information and comments from the auditors with respect to, and to meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any alternative accounting treatments and adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in preparation of the financial statements, material communications between the auditors and Fund management, and other results of said audits;

(i)	to review the form of opinion the auditors propose to render to the Board and shareholders;

(j)	to meet with the Fund's management (i) to discuss the annual audited financial statements, including Management Discussion of Fund Performance, and the semi annual financial statements; (ii) to review all critical accounting policies and practices applied by the Fund in preparing its financial statements; and (iii) to consider any other matters the Committee believes should be raised with said persons;

(k)	to resolve disagreements between management and the auditors regarding financial reporting;

(l)	to review with the Fund's principal executive officer and/or principal financial officer in connection with their certifications on Form N-CSR any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or disclosure controls and procedures and any reported evidence of fraud involving management or other employees who have a role in the Fund's internal control over financial reporting;

(m)	to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns about accounting, internal accounting controls or auditing matters;

(n)	to discuss guidelines and policies governing the process by which management of the Fund manages the Fund's exposure to risk and to discuss the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures;

(o)	to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the Fund's audit firm;

(p)	to review the code of ethics applicable to Fund senior financial personnel (as described in Item 2 of Form N-CSR) and periodically review any violations, sanctions, amendments and waivers;

(q)	to review procedures designed to prevent officers, directors and persons under their direction from improperly influencing accountants;

(r)	to review Fund pricing policies, including those regarding derivatives;

(s)	to cause the preparation of any report or other disclosures required by the Securities and Exchange Commission ("SEC"), including the report required by Item 306 of Reg. S-K for proxy statements relating to election of directors.

(t)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

(u)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above or other matters as the Committee may deem necessary or appropriate or is requested to be included by the Board; and

(v)	to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4.	Operations.

(a)	The Committee shall meet on a regular basis (at least semi-annually) and is empowered to hold special meetings, as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

(b)	The Committee shall ordinarily meet at times and dates that correspond to Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund's LLC Agreement.

(c)	The Committee shall regularly meet, in separate executive sessions, as necessary, with the principal accounting officer responsible for the Fund, the Fund's independent auditors, and, as the Committee deems appropriate, with members of management and with entities that provide significant accounting or administrative services to the Fund.

(d)	The Committee is authorized to meet privately and to admit non-members individually by invitation.

(e)	The Committee may select one of its members to be the chair and may select a vice chair.

(f)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(g)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.	Delegation. The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

6.	Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities under this Charter, including the authority to retain and compensate special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to discharge its responsibilities, including payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report.

7.	Role and Responsibilities of the Audit Committee.

The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit. Specifically, the Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures reasonably designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of the audit letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, review of the Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors, notwithstanding the possibility that one or more members may be designated as an ACFE. Designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee nor does it decrease the duties and obligations of other members of the Committee or the Board. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

8.	Periodic Reviews of Charter. The Committee shall review this Charter periodically and recommend to the Board any changes the Committee deems appropriate.

9.	Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Directors.

Exhibit C

Audit Committee Report

The function of the Audit Committee, pursuant to its adopted written charter (the "Audit Committee Charter"), most recently revised and approved by the Board of Directors on November 11, 2003 (attached hereto as Exhibit B), is: (1) to oversee the accounting and financial reporting processes of the Fund and its internal controls (including both internal control over financial reporting and disclosure controls and procedures) and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (2) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (3) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (4) to approve prior to appointment the engagement of the Fund's independent auditors, Ernst & Young LLP ("E&Y") and, in connection therewith, to review and evaluate the qualifications, independence and performance of E&Y; and (5) to act as a liaison between E&Y and the Board. Each Audit Committee member is not an "interested person" within the meaning of the Investment Company Act of 1940, as amended.

The Audit Committee, in discharging its duties, has met with and held discussions with management and E&Y. The Audit Committee has reviewed and discussed the audited financial statements with management. Management has represented to E&Y that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). E&Y provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of E&Y their firm's independence with respect to the Fund.

Fund investors are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

Based on the Audit Committee's review and discussions with management and E&Y, the representations of management and the report of E&Y to the Audit Committee, the Audit Committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

Dated ________, 2004

M. Cabell Woodward, Chairman of the Audit Committee
Meyer Feldberg
George W. Gowen

Exhibit D

CHARTER OF THE DIRECTOR NOMINATING COMMITTEE
FOR
UBS FINANCIAL SERVICES INC. REGISTERED INVESTMENT COMPANIES

Adopted February 9, 2004

          The Board of Directors (the "Board") of the UBS Financial Services Inc. Alternative Investment Group registered investment companies (the "Funds" and each a "Fund") has established the Director Nominating Committee (the "Committee") of the Board. This Charter sets forth the structure, duties, powers and methods of operation of the Committee.

1.	Organization. The Committee shall consist of at least three members of the Board, appointed by the Board. The Board may replace members of the Committee for any reason. No member of the Committee shall be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except for compensation for service as a member of the Board. Directors meeting these requirements are referred to as "Independent Directors".

2.	Meetings.

(a)	The Committee shall meet as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

(b)	The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund's LLC Agreement.

(c)	The Committee may select one of its members to be the chair and may select a vice chair.

(d)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(e)	The Committee shall prepare and retain minutes of its meetings.

3.	Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Directors of the Fund.

4.	Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee shall consider among other factors it may deem relevant:

(a)	the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

(b)	the character and integrity of the person;

(c)	whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Director of the Fund;

(d)	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

(e)	whether or not the person is financially literate and/or is a "financial expert" as defined in Item 3 of Form N-CSR;

(f)	whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations or their related investment company complexes;

(g)	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

(h)	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund's Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders who have sent nominations which include the biographical information and the qualifications of the proposed nominee to Legal Counsel to the Independent Directors for review and distribution to the Committee, as the Directors deem appropriate.

5.	Duties and Powers. To carry out the purpose specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	if deemed appropriate and necessary, to select, retain and terminate a search firm to assist the Committee in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms;

(b)	to report its activities to the Board as necessary;

(c)	after determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and where appropriate, separately to all the Independent Directors for their consideration; and

(e)	to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

6.	Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board of Directors.

7.	Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Directors.